Exhibit 10.3

SUPPLEMENTAL INDENTURE TO BE DELIVERED IN CONNECTION WITH THE ESCROW MERGER

WILLIAMS SCOTSMAN INTERNATIONAL, INC.

(as successor by way of merger with MASON FINANCE SUB, INC.),

as Issuer

and

THE GUARANTORS PARTY HERETO

SENIOR UNSECURED NOTES DUE 2023

SUPPLEMENTAL INDENTURE

DATED AS OF AUGUST 15, 2018

DEUTSCHE BANK TRUST COMPANY AMERICAS

as Trustee

This SUPPLEMENTAL INDENTURE, dated as of August 15, 2018 is by and among William Scotsman International, Inc. a Delaware corporation (“WS International”), each of the parties identified under the caption “Guarantors” on the signature pages hereto (the “Guarantors”) and Deutsche Bank Trust Company Americas, as trustee (in such capacity and not in its individual capacity, and together with its permitted successors and assigns in such capacity, the “Trustee”).

RECITALS

WHEREAS, Mason Finance Sub, Inc., as issuer (the “Escrow Issuer”) and the Trustee entered into an Indenture, dated as of August 3, 2018 (as amended and supplemented from time to time, the “Indenture”), pursuant to which the Escrow Issuer initially issued $200,000,000 in principal amount of Senior Unsecured Notes due 2023 (the “Notes”);

WHEREAS, on the date hereof, in connection with the consummation of the ModSpace Acquisition (as defined in the Indenture), (i) the Escrow Issuer merged with and into WS International, with WS International as the surviving company of such merger (the “Escrow Merger”);

WHEREAS Section 4.21(a) of the Indenture provides that upon the consummation of the Escrow Merger, WS International and each Guarantor shall execute and deliver to the Trustee a supplemental indenture pursuant to which (a) WS International will expressly assume all the obligations of the Escrow Issuer under the Indenture and the Notes, and become the “Issuer” in respect thereof and (b) each Guarantor will provide a Note Guarantee in respect of the Issuer’s obligations under the Indenture and the Notes; and

WHEREAS, all acts and procedures prescribed by the Indenture to make this Supplemental Indenture a legally valid and binding instrument on WS International, the Guarantors and the Trustee, in accordance with its terms, have been duly done and performed;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, WS International, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

(1)                   Defined Terms; Interpretation  As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recitals hereto are used herein as therein defined. This Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

(2)                   Agreement to Assume Obligations as “Issuer”.  WS International hereby confirms that it has assumed by operation of law all of the liabilities and obligations of the Escrow Issuer under the Indenture, the Notes and the other Note Documents, and hereby acknowledges and expressly agrees to such assumption.  WS International acknowledges and agrees that it is bound by all applicable provisions of the Indenture, the Notes and the other Note Documents on the terms provided for therein and that it will perform all of the obligations and agreements of the “Issuer” thereunder.  From and following the date hereof, each reference in the Indenture, the Notes or any other Note Document to the “Issuer” shall be deemed to be a reference to WS International.

(3)                   Agreement to Guarantee.  Each of the Guarantors hereby agrees, jointly and severally, to unconditionally guarantee the Issuer’s obligations under the Notes and the Indenture, and the other Note Obligations, in each case, on the terms and subject to the conditions set forth in the Indenture. From the date hereof, by executing this Supplemental Indenture, the Guarantors whose signatures appear below are subject to the provisions of the Indenture to the extent applicable.

(4)                   Ratification of Indenture; Confirmation. Except as specifically modified herein, the Indenture, the Notes and the other Note Documents are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms.

(5)                   Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

(6)                   No past, present or future director, officer, employee, incorporator, stockholder, partner, member or joint venturer of the Issuer or any Guarantor, as such, shall have any liability for any obligations of the Issuer or any Guarantor under the Notes, any Note Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

(7)                   NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

(8)                   The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement. Delivery of an executed counterpart of a signature page to this Supplemental Indenture by telecopier, facsimile or other electronic transmission (i.e. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof

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IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the date first written above.

WILLIAMS SCOTSMAN INTERNATIONAL, INC., as Issuer

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

WILLIAMS SCOTSMAN HOLDINGS CORP., as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

WILLIAMS SCOTSMAN, INC., as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

WILLSCOT EQUIPMENT II, LLC, as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

ACTON MOBILE HOLDINGS, LLC, as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

NEW ACTON MOBILE INDUSTRIES LLC, as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

ONSITE SPACE LLC, as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

MODULAR SPACE HOLDINGS, INC., as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

MODULAR SPACE INTERMEDIATE HOLDINGS, INC., as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

MODULAR SPACE CORPORATION, as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

RESUN MODSPACE, INC., as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

RESUN CHIPPEWA, LLC, as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

MODSPACE GOVERNMENTAL FINANCIAL SERVICES, INC., as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS., as Trustee
By:	Deutsche Bank National Trust Company

By:	/s/ Irina Golovashchuk
Name: Irina Golovashchuk
Title: Vice President

By:	/s/ Kathryn Fischer
Name: Kathryn Fischer
Title: Vice President